MASSMUTUAL FUNDS

MassMutual U.S Government Money Market Fund

Supplement dated August 14, 2025 to the

Statement of Additional Information dated February 1, 2025

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The following information pertaining to the MassMutual U.S. Government Money Market Fund is hereby added to the SAI:

FINANCIAL SUPPORT PROVIDED TO MASSMUTUAL U.S. GOVERNMENT MONEY MARKET FUND

On August 14, 2025, U.S. Government Money Market Fund received a one-time capital contribution of $202,028.47 from the Fund’s investment adviser, MML Advisers, in connection with the liquidation of the Fund. The Fund was required to disclose additional information about this event on Form N-CR and to file this form with the Securities and Exchange Commission. Any Form N-CR filing submitted by the Fund is available on the EDGAR Database on the Securities and Exchange Commission’s internet site at https://www.sec.gov.

 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

 PREMSAI-25-03